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                                                                   EXHIBIT 10.21

LOAN NO. C-332847

                  SOUTHFIELD GUARANTEE OF RECOURSE OBLIGATIONS
                               (Single Guarantor)

      In consideration of the benefits which the undersigned (herein called "Guarantor") will receive as a result of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, ("Lender") making the above-numbered loan to Brookdale Senior Housing, LLC, a Delaware limited liability company, ("Borrower") evidenced by a promissory note (the "Note") of even date herewith in the original principal amount of $30,355,000.00 and secured by that certain Southfield First Mortgage and Security Agreement of even date herewith executed by Borrower, and that certain Devonshire First Open-End Mortgage and Security Agreement of even date herewith executed by Borrower (collectively, the "Lien Instrument") covering property in Oakland County, Michigan, and Allegheny County, Pennsylvania (collectively the "Property"), and as an inducement required by Lender to fund said loan, Guarantor has agreed to guarantee:

      (A) A portion of the Recourse Obligations (as such term is defined in paragraph 9 hereof); and,

      (B) Following the occurrence of a Triggering Event (as such term is defined in paragraph 9 hereof), the payment of the Note and all amounts at any time owed to Lender under the other Loan Documents (as hereinafter defined) and the performance of all terms, covenants and conditions in the Loan Documents.

      1. Therefore, for value received, Guarantor hereby, unconditionally and irrevocably, guarantees to Lender and its successors and assigns the full, prompt and faithful payment of twenty-five percent (25%) of all of the Recourse Obligations, (i) notwithstanding any invalidity of, or defect or deficiency in any Loan Documents, (ii) notwithstanding the fact that Borrower may have no personal liability for all or a portion of the Indebtedness and Lender's recourse against Borrower and Borrower's assets may be limited, and (iii) notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor. Guarantor shall, within five business days from the date notice is given to Guarantor that any of the Recourse Obligations is due and owing, pay such Recourse Obligation.

      "Loan Documents" means the Note, the Lien Instrument, that certain Loan Commitment dated of even date herewith between Borrower and Lender, this Southfield Guarantee of Recourse Obligations, that certain Devonshire Guarantee of Recourse Obligations dated of even date herewith from Brookdale Living Communities, Inc. to Lender, that certain (i) Southfield Absolute Assignment of Leases and Rents of even date herewith between Borrower and Lender and (ii) Devonshire Absolute Assignment of Leases and Rents of even date herewith between Borrower and Lender (collectively, the "Absolute

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Assignment"), that certain Brookdale Living Communities, Inc. Certification of even date herewith, that certain Limited Liability Company Supplement as dated contemporaneously herewith, any other supplements and authorizations required by Lender and all other instruments and documents (as the same may be amended from time to time) executed by Borrower and delivered to Lender in connection with, or as security for, the indebtedness evidenced by the Note, except any separate environmental indemnity agreement.

      2. In addition, for value received, Guarantor hereby, unconditionally and irrevocably, guarantees to Lender and its successors and assigns the full, prompt and faithful payment of the full amount of the principal, interest and any other sums due or to become due under the Loan Documents (the "Indebtedness") upon and following the occurrence of a Triggering Event, it being the intention hereof that, following the occurrence of a Triggering Event, Guarantor shall remain liable until the Indebtedness shall be fully paid, (i) notwithstanding any invalidity of, or defect or deficiency in any Loan Document,
(ii) notwithstanding the fact that Borrower may have no personal liability for all or a portion of the Indebtedness and Lender's recourse against Borrower and Borrower's assets may be limited, and (iii) notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor.

      Following the occurrence of a Triggering Event, Guarantor shall, within five business days from the date a notice is given to Guarantor that an Event of Default (as defined in the Lien Instrument) has occurred and is continuing, cure such Event of Default. If any Event of Default shall not be cured by Guarantor within said five business day period, Lender may, at its option, accelerate the Indebtedness (if operation of a stay under the federal bankruptcy code or under any other state or federal bankruptcy, insolvency or similar proceeding, prohibits or delays acceleration of the Indebtedness as to Borrower, Guarantor agrees that Guarantor's obligations hereunder shall not be postponed or reduced) and, within five business days from the date a written demand from Lender is given to Guarantor, Guarantor shall cure all Events of Default and pay all of the Indebtedness, whether or not acceleration of the Indebtedness has occurred as to Borrower.

      3. Any obligations not paid when due hereunder shall bear interest from the date due until paid at the Default Rate (as defined in the Note). Guarantor hereby waives absolutely and irrevocably, until the Indebtedness shall have been paid in full, any right of subrogation whatsoever to Lender's claims against Borrower and any right of indemnity, reimbursement or contribution from Borrower with respect to any payment made or performance undertaken by Guarantor pursuant hereto. If Borrower shall become a debtor under the federal bankruptcy code or the subject of any other state or federal bankruptcy, insolvency or similar proceeding, neither the operation of a stay nor the discharge of the Indebtedness thereunder shall affect the liability of Guarantor hereunder.

      4. Without limiting or lessening the liability of Guarantor under this Guarantee, Lender may, without notice to Guarantor:

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      (A)   Grant extensions of time or any other indulgences on the
            Indebtedness;

      (B) Take, give up, modify, vary, exchange, renew or abstain from perfecting or taking advantage of any security for the Indebtedness; and

      (C) Accept or make compositions or other arrangements with Borrower, realize on any security, and otherwise deal with Borrower, other parties and any security as Lender may deem expedient.

      5. This Guarantee shall be a continuing guarantee, shall not be revoked by death, shall inure to the benefit of, and be enforceable by, any subsequent holder of the Note and the Lien Instrument and shall be binding upon, and enforceable against, Guarantor and Guarantor's heirs, legal representatives, successors and assigns.

      6. All additional demands, presentments, notices of protest and dishonor, and notices of every kind and nature, including those of any action or no action on the part of Borrower, Lender or Guarantor, are expressly waived by Guarantor. This is a guarantee of payment and not of collection. Guarantor hereby waives the right to require Lender to proceed against Borrower or any other party, or to proceed against or apply any security it may hold, waives the right to require Lender to pursue any other remedy for the benefit of Guarantor and agrees that Lender may proceed against Guarantor without taking any action against any other party and without proceeding against or applying any security it may hold. Lender may, at its election, foreclose upon any security held by it in one or more judicial or non-judicial sales, whether or not every aspect of such sale is commercially reasonable, without affecting or impairing the liability of Guarantor, except to the extent the Indebtedness shall have been paid. Guarantor waives any defense arising out of such an election, notwithstanding that such election may operate to impair or extinguish any right or any remedy of Guarantor against Borrower or any other security.

      7. Guarantor agrees to pay reasonable attorneys' fees and all other costs and expenses which may be incurred in the enforcement of this Guarantee.

      8. Any notices, demands, requests and consents permitted or required hereunder or under any other Loan Document shall be in writing, may be delivered personally or sent by certified mail with postage prepaid or by reputable courier service with charges prepaid. Any notice or demand sent to Guarantor by certified mail or reputable courier service shall be addressed to Guarantor at the address set forth opposite Guarantor's name below or such other address in the United States of America as Guarantor shall designate in a notice to Lender given in the manner described herein. Any notice sent to Lender by certified mail or reputable courier service shall be addressed to The Northwestern Mutual Life Insurance Company to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202 or at such other addresses as Lender shall designate in a notice given in the manner described

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herein. Any notice given to Lender shall refer to the Loan No. set forth above.
Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered during normal business hours at the address specified herein or such other address designated pursuant hereto shall be deemed received as of the date of attempted delivery.

      9. The following terms shall be defined as set forth below:

      "Recourse Obligations" means the following:

      (A) Rents and other income from the Property received by Borrower or those acting on behalf of Borrower after any Non-Monetary Default (as defined in the Lien Instrument) of which Borrower has received written notice and after any Monetary Default (as defined in the Lien Instrument) under the Loan Documents remaining uncured prior to the Conveyance Date (as hereinafter defined), which rents and other income have not been applied to the payment of principal and interest on the Note or to reasonable operating expenses of the Property;

      (B) Amounts necessary to repair damage to the Property caused by intentional acts or omissions of Borrower or Borrower's agents, and to the extent funds would have been available from the Property, amounts necessary to repair damage to the Property caused by intentional omissions of Borrower or Borrower's agents;

      (C) Insurance loss proceeds and Condemnation Proceeds (as defined in the Lien Instrument) released to Borrower but not applied in accordance with any agreement between Borrower and Lender as to their application;

      (D) The amount of insurance loss proceeds which would have been available with respect to a casualty on the Property, but were not available due to the Event of Default by Borrower in carrying all insurance required by Lender;

      (E) Damages suffered by Lender in connection with the Indebtedness as a result of fraud or material misrepresentation by Borrower or any other person or entity acting on behalf of Borrower;

      (F) Amounts in excess of any rents or other revenues collected by Lender from operation of the Property from and after acceleration of the Note until the Conveyance Date, which amounts are necessary to pay real estate taxes, special assessments and insurance premiums (to the extent not previously deposited with Lender pursuant to the provisions of the Lien Instrument following the caption entitled "DEPOSITS BY MORTGAGOR"), amounts required

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            to fulfill Borrower's obligations as lessor under any leases of the
            Property, in each case, either paid by Lender and not reimbursed prior to, or remaining due or delinquent on, the Conveyance Date;

      (G) All security deposits under leases of the Property or any portion of the Property collected by Borrower, any agent of Borrower or any predecessor of Borrower, and not refunded to the tenants thereunder in accordance with their respective leases, applied in accordance with such leases or law or delivered to Lender, and all advance rents collected by Borrower, any agent of Borrower or any predecessor of Borrower and not applied in accordance with the leases of the Property or delivered to Lender; and

      (H) the entire Indebtedness in the event there is a violation of any provision of the Lien Instrument following the caption entitled "PROHIBITION ON TRANSFER".

      "Conveyance Date" means (i) the later of (a) the date on which title vests in the purchaser at the foreclosure sale of the Property pursuant to the Lien Instrument or (b) the date on which Borrower's statutory right of redemption shall expire or be waived or (ii) the date of the conveyance of the Property to Lender or its designee, assignee or successor in lieu of foreclosure.

      "Triggering Event" means any of the following:

      (A) The filing by Borrower, AH Michigan Owner Limited Partnership, an Ohio limited partnership, a member of Borrower, ("AHMI") or AH Pennsylvania Owner Limited Partnership, an Ohio limited partnership, a member of Borrower, ("AHPA") of a voluntary petition for relief under the federal bankruptcy code, other than a voluntary petition filed against Borrower by The Northwestern Mutual Life Insurance Company, in its capacity as a member of Borrower, under the federal bankruptcy code;

      (B) The filing of an involuntary petition against Borrower, AHMI, or AHPA other than by Lender or an affiliate thereof under the federal bankruptcy code; or

      (C) Borrower, AHMI, or AHPA shall become the subject of any liquidation, receivership or other similar proceedings, other than as a result of the action of Lender or an affiliate thereof.

provided, however, that Guarantor shall not be liable for any outstanding amounts due under the Indebtedness pursuant to clauses (B) and (C) above and the remedies thereunder will not be available to Lender if:

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      (X)   Any of the proceedings referred to in clauses (B) and (C) above
            (collectively, the "Proceedings") is dismissed within ninety (90) days of being commenced;

      (Y) Despite such Proceedings, Borrower, AHMI, or AHPA (as the case may be) shall, within ninety (90) days of the commencement of any such Proceedings, cure all defaults under the Loan Documents and thereafter perform Borrower's obligations under the Loan Documents
            (a) within five (5) business days after the due date of any payment required under the Loan Documents and (b) within 30 days after the date on which any other obligation under the Loan Documents is due; or

      (Z) Despite such Proceedings, Borrower, AHMI, or AHPA (as the case may be) consents, stipulates or agrees to the lifting of any automatic stay and the removal of all other impediments to foreclosure of the Lien Instrument and otherwise cooperates with Lender and takes whatever steps are necessary to lift any automatic stay or to remove any other impediment to foreclosure and the enforcement of remedies available to Lender, thereby enabling Lender to foreclose the Lien Instrument (or enforce its other remedies under the Loan Documents not including clauses (B) and (C) above) within (a) ninety (90) days of the commencement of such Proceedings or (b) thirty (30) days after Borrower fails to perform an obligation under the Loan Documents within the applicable time period for performing such obligation as set forth in clause (Y) above.

      10. This Guarantee shall be governed by and construed in all respects in accordance with the laws of the State of Michigan without regard to any conflict of law principles. With respect to any action, lawsuit or other legal proceeding concerning any dispute arising under or related to this Guarantee, Guarantor hereby irrevocably consents to the jurisdiction of the courts located in the State of Michigan and irrevocably waives any defense of improper venue, forum nonconveniens or lack of personal jurisdiction in any such action, lawsuit or other legal proceeding brought in any court located in the

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State of Michigan. Nothing contained herein shall affect the rights of Lender to commence an action, lawsuit or other legal proceeding against Guarantor in any other jurisdiction.

Executed as of the 30th day of September, 2003.

Mailing Addresses:

Brookdale Living Communities, Inc.       BROOKDALE LIVING
Attn: R. Stanley Young                   COMMUNITIES, INC., a
330 N. Wabash Avenue, Suite 1400         Delaware corporation
Chicago, IL 60611
                                         By: /s/ R. Stanley Young
                                             -----------------------------------
with a copy to:                              R. Stanley Young
                                             Its Executive Vice President, Chief
Brookdale Living Communities, Inc.           Financial Officer and Treasurer
Attn: Deborah Paskin
33 N. Wabash Avenue, Suite 1400
Chicago, IL 60611

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